Filed under Rule 497(k) Registration No. 333-08653

SEASONS SERIES TRUST

International Equity Portfolio

Supplement to the Summary Prospectus dated July 29, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved (1) an amendment to the Subadvisory Agreement (as amended, the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the International Equity Portfolio; and (2) the termination of the Subadvisory Agreement between SAAMCo and Lord, Abbett & Co. LLC (“Lord Abbett”) and the termination of the Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC (“PineBridge”) with respect to the International Equity Portfolio. The following changes will become effective on or about October 17, 2014:

In the Portfolio Summary, in the Principal Investment Strategies of the Portfolio, the third paragraph is deleted in its entirety and replaced with the following:

The Portfolio is actively-managed by two subadvisers. To balance the risks of the Portfolio, a third portion of the Portfolio is passively-managed by the adviser who seeks to track an index or a subset of an index.

In the Portfolio Summary, under Investment Adviser, the first paragraph and table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC (“SAAMCo”). The Portfolio is subadvised by Janus Capital Management, LLC (“Janus”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

SAAMCo
Timothy Campion	2014	Lead Portfolio Manager
Kara Murphy	2014	Co-Portfolio Manager
Andrew Sheridan	2014	Co-Portfolio Manager

Janus
Julian McManus	2010	Co-Portfolio Manager
Guy Scott, CFA	2010	Co-Portfolio Manager
Carmel Wellso	2010	Co-Portfolio Manager

T. Rowe Price
Raymond A. Mills, Ph.D	2014	Chairman of Investment Advisory Committee

Please retain this supplement for future reference.

Date: October 17, 2014